SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                         ______________

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  March 30, 2001

                            SWANK, INC.
     (Exact Name of Registrant as Specified in its Charter)


 Delaware                        1-5354                  04-1886990
(State or Other           (Commission File Number)   (I.R.S. Employer
Jurisdiction of Incorporation)                       Identification No.)



    6 Hazel Street
    Attleboro, Massachusetts                           02703
(Address of Principal Executive Offices)              (Zip Code)

(Registrant's telephone number, including area code): (508) 222-3400


                      Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)


Item 5.   Other Events.

      On March 30, 2001, Swank, Inc. (the "Company") issued a press release announcing that the Company has received notice from the Nasdaq Stock Market indicating that Swank was not in compliance with Nasdaq's the $1 minimum bid price requirement for continued listing of its Common Stock on the Nasdaq SmallCap Market and that the Company has been granted a hearing before a Nasdaq Listing Qualifications Panel on May 10, 2001 to review the potential delisting of its shares of Common Stock from the Nasdaq SmallCap Market.

      A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.

Item 7.   Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     Exhibit No.    Description

           99       Press Release of the Company dated March 30, 2001.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 30, 2001             SWANK, INC.


                                  By:     /s/ John Tulin
                                     John Tulin, President